UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2007
NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois		60555

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (630) 753-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Annual Incentive Plan Criteria
Form of Executive Severance Agreement

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On December 10, 2007, the Compensation Committee of the Board of Directors of the company approved the Annual Incentive Plan Criteria for fiscal year 2008 for certain employees, including its principal executive officer, principal financial officer and other named executive officers. The Annual Incentive Awards for fiscal year 2008 will be awarded under, and are subject to the terms and conditions of, the company’s 2004 Performance Incentive Plan as amended and restated as of February 15, 2005 as previously filed as Appendix A to the company’s 2005 proxy statement dated and filed with the SEC on February 23, 2005. The performance criteria applicable to these awards are set forth in Exhibit 10.106 attached to this report and hereby incorporated herein by reference.
     On December 11, 2007, the Board of Directors of the company approved a new form of Executive Severance Agreements for certain employees, including its principal executive officer, principal financial officer and other named executive officers. The new form of Executive Severance Agreements is substantially the same as the company’s prior agreements but certain revisions were made in order to (i) comply with the safe harbor language of Section 409A of the Internal Revenue Code, (ii) modify the definition of “For Cause” termination, (iii) modify the definition of “Constructive Termination” to include any relocation more than 45 miles from the individual’s current work location and (iv) provide a mandatory advance of legal fees and expenses of the executive in enforcing his/her rights under the agreement. The preceding summary of the revisions to the form of Executive Severance Agreement is qualified in its entirety by reference to the complete form of Executive Severance Agreement attached as Exhibit 10.107 to this report and hereby incorporated hereby reference.
ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
The following Exhibit is deemed to be filed under the Securities Exchange Act of 1934, as amended.
(d)	Exhibits

Exhibit No.	Description	Page

10.106	Annual Incentive Plan Criteria	E-1

10.107	Form of Executive Severance Agreement executed with all executive officers	E-2
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION Registrant
Date: December 14, 2007	/s/ William A. Caton
William A. Caton
Executive Vice President and Chief Financial Officer